SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 10, 2019

THE TIMKEN COMPANY
(Exact Name of Registrant as Specified in its Charter)

Ohio
(State or Other Jurisdiction of Incorporation)

1-1169	34-0577130
(Commission File Number)	(I.R.S. Employer Identification No.)

4500 Mt. Pleasant St. NW, North Canton, Ohio 44720-5450
(Address of Principal Executive Offices) (Zip Code)

(234) 262-3000
(Registrant's Telephone Number, Including Area Code)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, without par value	TKR	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The Timken Company 2019 Equity and Inventive Compensation Plan (the “2019 LTIP”), was approved by the shareholders of The Timken Company (the “Company”) and became effective on May 10, 2019 at the Company’s 2019 Annual Meeting of Shareholders (the “Annual Meeting”). The 2019 LTIP authorizes 10,000,000 of the Company’s common shares for issuance in connection with the granting of equity-based compensation and allows for cash awards to the Company’s executive officers, other employees, non-employee directors, and certain consultants in the form of option rights, appreciation rights, restricted shares, restricted stock units, deferred shares, performance shares, performance units, common shares, and other equity grants. The 2019 LTIP was previously filed as Appendix B to the Company’s 2019 Proxy Statement and is incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the shareholders of the Company:

(1) elected the eleven Directors set forth below to serve for a term of one year expiring at the annual meeting in 2020 (or until their respective successors are elected and qualified);

NOMINEES	FOR	WITHHOLD	BROKER NON-VOTES
Maria A. Crowe	64,045,692	1,947,480	4,691,036
Elizabeth Ann Harrell	65,226,585	766,587	4,691,036
Richard G. Kyle	64,493,539	1,499,633	4,691,036
John A. Luke, Jr.	63,953,094	2,040,078	4,691,036
Christopher L. Mapes	65,347,894	645,278	4,691,036
James F. Palmer	65,289,921	703,251	4,691,036
Ajita G. Rajendra	63,490,573	2,502,599	4,691,036
Frank C. Sullivan	64,153,742	1,839,430	4,691,036
John M. Timken, Jr.	64,305,045	1,688,127	4,691,036
Ward J. Timken, Jr.	63,849,844	2,143,328	4,691,036
Jacqueline F. Woods	64,056,918	1,936,254	4,691,036
(2) approved, on an advisory basis, the resolution set forth below regarding named executive officer compensation;

RESOLVED, that the compensation of the named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in the 2019 Proxy Statement, is hereby APPROVED.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
63,739,176	1,930,013	323,972	4,691,047

(3) ratified the appointment of Ernst & Young LLP as its independent auditor for the fiscal year ending December 31, 2019;

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
68,528,115	1,813,774	342,319	0

(4) approved the 2019 LTIP; and

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
59,331,692	6,386,998	274,473	4,691,045
(5) did not approve a shareholder proposal asking our Board of Directors to adopt a policy, or otherwise take the steps necessary, to require that the Chair of the Board of Directors be independent.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
12,745,577	53,079,611	167,970	4,691,050

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TIMKEN COMPANY

	By:	/s/ Philip D. Fracassa
Philip D. Fracassa
Executive Vice President and
Date:	May 10, 2019	Chief Financial Officer